SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  May 15, 2000
                        ---------------------------------
                        (Date of earliest event reported)

                               SAFETY-KLEEN CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

 Delaware                           001-8368                 51-0228924
(State of                     (Commission File No.)         (IRS Employer
 Incorporation)                                              Identification No.)


                         1301 Gervais Street, Suite 300,
                         Columbia, South Carolina 29201

          (Address of principal executive offices, including zip code)


                                 (803) 933-4200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                        ---------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

On May 15, 2000, the registrant issued the press release filed with this Current Report on Form 8-K as Exhibit 99.1. The information contained in Exhibit 99.1 is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.       Description
-----------       -------------------------------------
99.1              Press Release issued May 15, 2000 (Filed herewith.)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            SAFETY-KLEEN CORP.



Date:  May 17, 2000                         By:   /s/ Grover C. Wrenn
                                                  -------------------
                                                  Grover C. Wrenn
                                                  Vice Chairman




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                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------
99.1                Press Release issued May 17, 2000 (Filed herewith.)

                                  Exhibit 99.1


FOR IMMEDIATE RELEASE                                 Media Contact: Wade Gates
May 15, 2000                                                       803-933-4224
                                                             Investor Relations
                                                                   803-933-4285


SAFETY-KLEEN WILL NOT MAKE INTEREST PAYMENT


         (Columbia, SC) - Safety-Kleen Corp. (NYSE:SK) announced today that the Company is prohibited from making an interest payment on the Company's 9 1/4 percent Senior Notes due 2009. In accordance with the terms of the agreement between the Company and its senior bank lenders, described in the Company's press release dated April 14, 2000, the Company will not make the interest payment of $10.4 million due today.

         Under the Private Securities Litigation Reform Act of 1995, sections of this release constitute forward-looking statements that involve a number of risks and uncertainties. Actual results and events may differ materially from those projected in the forward-looking statements. Many factors could cause actual events and results to differ from those expected, including, but not limited to the outcome of continuing negotiations with Safety-Kleen's lenders, the availability of additional funding under credit facilities or from other sources, and other items discussed in the Company's filings with the Securities and Exchange Commission.

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